Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Gordon R. Arnold, the Chief Executive Officer of Sierra Monitor Corporation (the "registrant"), certify that:

1. I have reviewed this annual report on Form 10-KSB of Sierra Monitor Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a) designed such disclosure controls and procedures or caused such discourse controls and procedures to be designed under my supervision to ensure that material information relating to the registrant is made known to me by others within those entities, particularly during the period in which this annual report was being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c) presented in this annual report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this annual report based on my evaluation on such evaluation Date;

     d) disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonable likely to materially affect, the registrant's internal control over financial reporting;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:     March 29, 2005               By:      /s/ Gordon R. Arnold
                                           -------------------------------------
                                                Gordon R. Arnold
                                                Chief Executive Officer


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